Exhibit 10.1

Execution Version

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED LOAN AND SECURITY

AGREEMENT, FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY,

FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT, AND

TERMINATION AGREEMENT

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY, FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT, AND TERMINATION AGREEMENT (this “Amendment”) dated as of June 26, 2013 by and among DESTINATION XL GROUP, INC. (f/k/a Casual Male Retail Group, Inc.), a Delaware corporation, as a Borrower and as Borrowers’ Representative for the other Borrowers now or hereafter party to the Loan Agreement, CMRG APPAREL, LLC, a Delaware limited liability company, as a Borrower, the Guarantors party hereto, the Revolving Credit Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers’ Representative, the Borrowers, certain of the Revolving Credit Lenders, the Administrative Agent and the Collateral Agent, among others, have entered into a certain Sixth Amended and Restated Loan and Security Agreement, dated as of November 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the parties to the Loan Agreement desire to modify certain provisions of the Loan Agreement as provided herein;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Incorporation of Terms and Conditions of Loan Agreement. Except as amended hereby, all of the terms and conditions of the Loan Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Loan Agreement, as applicable.

2.	Representations and Warranties. Each Loan Party hereby represents and warrants that, as of the First Amendment Effective Date, (i) no Default or Event of Default exists under the Loan Agreement or under any other Loan Document and (ii) all representations and warranties contained in the Loan Agreement and in the other Loan Documents, each as amended hereby, are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects.

3.	Ratification of Loan Documents, Guaranties and Security Interests. The Loan Agreement, as hereby amended, and, except as specifically set forth herein, all other Loan Documents, are hereby ratified, confirmed and re-affirmed in all respects and shall continue in full force and effect. Each Guarantor hereby acknowledges, confirms and agrees that its Liabilities as a Guarantor under, and as defined in, the applicable Guarantor Agreements to which it is a party include, without limitation, all Liabilities of the Loan Parties at any time and from time to time outstanding under the Loan Agreement and the other Loan Documents, each as amended hereby. The Loan Parties hereby acknowledge, confirm and agree that, except as specifically provided herein, the Loan Documents and any and all Collateral pledged to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Loan Documents as amended hereby shall continue to secure all applicable Liabilities of the Loan Parties at any time and from time to time outstanding under the Loan Agreement and the other Loan Documents, each as amended hereby.

4.	Amendments to Loan Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 8 hereof:

a.	Article 1 of the Loan Agreement is hereby amended as follows:

i.	by deleting the table in the definition of “Applicable Margin” in its entirety and substituting the following in its stead:

LEVEL	AVERAGE EXCESS AVAILABILITY	APPLICABLE MARGIN FOR LIBOR LOANS	APPLICABLE MARGIN FOR BASE MARGIN LOANS
I	Greater than 35% of the Borrowing Base	1.50%	0.50%
II	Less than or equal to 35% of the Borrowing Base	1.75%	0.75%

ii.	by deleting in its entirety the first sentence immediately after the table in the definition of “Applicable Margin” and substituting the following in its stead:

The Applicable Margin shall be set on the First Amendment Effective Date based upon the Average Excess Availability for the three (3) months immediately preceding the First Amendment Effective Date and shall remain unchanged until the first day of the first calendar quarter commencing no earlier than three calendar months after the First Amendment Effective Date.

iii.	by deleting the reference to “twelve (12) Fiscal months” in the fifth line of the definition of “Availability Condition” and substituting “six (6) Fiscal months” in its stead;

iv.	by deleting the definition of “BALC Indebtedness” in its entirety and substituting the following in its stead:

“BALC Indebtedness”: Indebtedness pursuant to equipment financing arrangements with BALC on terms and conditions reasonably acceptable to the Administrative Agent.

v.	by deleting the definition of “BALC Loan Agreement” in its entirety;

vi.	by deleting each reference to “fifteen percent (15%) of the Loan Cap” in the definition of “Cash Dominion Event” and substituting “twelve and one-half percent (12.5%) of the Loan Cap” in its stead;

vii.	by deleting the definition of “Fee Letter” in its entirety and substituting the following in its stead:

“Fee Letter” means, initially, the letter dated as of September 28, 2010 between Borrowers’ Representative and the Administrative Agent, as such letter may from time to time be amended, restated, supplemented or otherwise modified and, from and after the First Amendment Effective Date, the letter dated May 30, 2013 among the Borrowers’ Representative, Bank of America, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as such letter may from time to time be amended, restated, supplemented or otherwise modified.

viii.	By deleting the reference to “ fourteen days” in clause (a) of the definition of “Interest Period” and substituting “seven days” in its stead;

ix.	by adding a new clause (c) at the end of the definition of “Liabilities” as follows:

(c) Notwithstanding anything herein to the contrary, the Liabilities shall not include any Excluded Swap Obligations.

x.	by adding the following phrase at the end of the definition of “Material Accounting Change”:

Notwithstanding anything to the contrary above or in the definition of Capital Lease Obligations or Capital Expenditures, in the event of a change under GAAP (or the application thereof) requiring all leases to be capitalized, only those leases that would result or would have resulted in Capital Lease Obligations or Capital Expenditures on the First Amendment Effective Date (assuming for purposes hereof that they were in existence on the date hereof) hereunder shall be considered capital leases hereunder and all calculations and deliverables under this Agreement or any other Loan Document shall be made in accordance therewith.

xi.	by deleting the definition of “Maturity Date” in its entirety and substituting the following in its stead:

“Maturity Date”: June 26, 2018.

xii.	by deleting clause (c) of the definition of “Payment Conditions” in its entirety and substituting the following in its stead:

(c) after giving pro forma effect to such transaction or payment, the Consolidated Fixed Charge Coverage Ratio, tested on a trailing twelve month basis, shall be equal to or greater than 1.0 to 1.0; provided that this clause (c) shall not apply if Excess Availability at the time of such determination and projected for the six (6) Fiscal months immediately following and after giving effect to such transaction or payment was equal to or greater than the greater of (x) twenty five percent (25%) of the Loan Cap and (y) $20,000,000.

xiii.	by adding a new clause (h) at the end of the definition of “Permitted Indebtedness” as follows:

(h) Indebtedness with respect to senior unsecured subordinated convertible notes; provided that (i) no Default or Event of Default shall exist on the date such Indebtedness is incurred or shall result therefrom, (ii) such Indebtedness shall not have a maturity date that is earlier than ninety (90) days after the Maturity Date, and (iii) the terms and conditions of such Indebtedness shall be reasonably satisfactory to the Administrative Agent.

xiv.	By deleting the last sentence of the definition of “Revolving Credit Commitments” in its entirety and substituting the following in its stead:

The aggregate Revolving Credit Dollar Commitments as of the First Amendment Effective Date is $100,000,000.00.

xv.	by adding the following new definitions in appropriate alphabetical order:

“Arranger”: Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as lead arranger and book manager.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Commodity Exchange Act”: The Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Connection Income Tax” means Other Connection Taxes that are imposed or measured by income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Covenant Compliance Event”: The failure of the Borrowers to maintain Excess Availability at all times equal to or greater than the greater of (x) ten percent (10%) of the Loan Cap and (y) $7,500,000. For purposes hereof, the occurrence of a Covenant Compliance Event shall be deemed continuing until the first date thereafter when Excess Availability has equaled or exceeded the greater of (x) ten percent (10%) of the Loan Cap and (y) $7,500,000, for thirty (30) consecutive calendar days. The termination of a Covenant Compliance Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Covenant Compliance Event in the event that the conditions set forth in this definition again arise.

“Excluded Swap Obligation”: With respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of such Loan Party’s guaranty (or deemed guaranty), or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 19.20(e) hereof and any and all guaranties of such Loan Party’s Swap Obligations by other Loan Parties) and the regulations thereunder at the time the guaranty of such Loan Party, or the grant by such Loan Party of such security interest becomes, or is deemed to become, effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one “swap” (within the meaning of Section 1a(47) of the Commodity Exchange Act), such exclusion shall apply only to the portion of such Swap Obligation that is attributable to “swaps” (within the meaning of Section 1a(47) of the Commodity Exchange Act) for which such guaranty or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Secured Party or required to be withheld or deducted from a payment to a Secured Party, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Secured Party being organized under the laws of, or having its principal office or, in the case of any Revolving Credit Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Revolving Credit Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Revolving Credit Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Revolving Credit Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.13) or (ii) such Revolving Credit Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii) or (c), amounts with respect to such Taxes were payable either to such Revolving Credit Lender’s assignor immediately before such Revolving Credit Lender became a party hereto or to such Revolving Credit Lender immediately before it changed its Lending Office, and (c) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code of 1986, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code of 1986.

“First Amendment Effective Date”: June 26, 2013.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Lending Office” means, as to any Revolving Credit Lender, the office or offices of such Revolving Credit Lender as such Revolving Credit Lender may from time to time notify the Borrower’s Representative and the Agent.

“Other Connection Taxes” means, with respect to any Secured Party, Taxes imposed as a result of a present or former connection between such Secured Party and the jurisdiction imposing such Tax (other than connections arising from such Secured Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Qualified ECP Guarantor”: At any time, each Loan Party with total assets exceeding $10,000,000 or that otherwise qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party”: Any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 19.20(e)).

“Swap Obligation”: With respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

b.	Section 2.13 is hereby amended by deleting it in its entirety and substituting the following in its stead:

2.13 STRUCTURING FEE. In consideration of the Arranger having arranged the Revolving Credit Facility for the Borrowers, as of the First Amendment Effective Date there has been earned by the Arranger and the Borrowers shall pay the “Structuring Fee” to the Arranger in the amount and payable as provided in the Fee Letter.

c.	Section 2.16 of the Loan Agreement is hereby amended by deleting the reference to “0.375%” in the third line thereof and substituting “0.25%” in its stead.

d.	Section 2.24(c) of the Loan Agreement is hereby amended by:

i.	deleting the reference to “the Administrative Agent” in the eighth line thereof and substituting “the Arranger” in its stead; and

ii.	adding the phrase “and the Arranger” immediately after the phrase “the Administrative Agent” in the proviso thereto.

e.	Section 2.24(d) of the Loan Agreement is hereby amended by adding the phrase “and the Arranger” immediately after the phrase “the Administrative Agent” in the second line thereof.

f.	Section 5.9 of the Loan Agreement is hereby amended by deleting clauses (b) and (c) thereof in their entirety and substituting the following in their stead:

(b) The Administrative Agent may obtain appraisals of the Collateral conducted by such appraisers as are satisfactory to the Administrative Agent. As of the First Amendment Effective Date, the Administrative Agent shall be entitled to obtain one (1) appraisal (at the Loan Parties’ expense) of the Loan Parties’ Inventory during any twelve (12) month period during which this Agreement is in effect, conducted by such appraisers as are satisfactory to the Administrative Agent; provided that, if Excess Availability at any time is less than thirty percent (30%) of the Loan Cap, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to two (2) appraisals of the Loan Parties’ Inventory in the following twelve (12) month period at the Loan Parties’ expense. In addition, the Administrative Agent may obtain additional appraisals at its own expense; provided, however, that following the occurrence of an Event of Default, the Administrative Agent may, in its discretion, cause additional appraisals to be undertaken at the Loan Parties’ expense.

(c) The Administrative Agent may obtain commercial finance audits of the Loan Parties’ books and records, conducted by such examiners as are satisfactory to the Administrative Agent. As of the First Amendment Effective Date, the Administrative Agent shall be entitled to conduct one (1) commercial finance audit (at the Loan Parties’ expense) of the Loan Parties’ books and records during any twelve (12) month period during which this Agreement is in effect, conducted by such examiners as are satisfactory to the Administrative Agent; provided that, if Excess Availability at any time is less than thirty percent (30%) of the Loan Cap, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to two (2) commercial finance audits of the Loan Parties’ books and records in the following twelve (12) month period at the Loan Parties’ expense. In addition, the Administrative Agent may obtain additional commercial finance audits at its own expense; provided, however, that following the occurrence of an Event of Default, the Administrative Agent may, in its discretion, cause additional commercial finance audits to be undertaken at the Loan Parties’ expense.

g.	Section 5.11 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

5.11 FINANCIAL COVENANT. So long as a Covenant Compliance Event is continuing, the Borrowers shall not permit the Consolidated Fixed Charge Coverage Ratio, tested monthly on a trailing twelve month basis commencing with the Fiscal month ending immediately prior to the occurrence of a Covenant Compliance Event, to be less than 1.0 to 1.0.

h.	Section 8.1 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

8.1. GRANT OF SECURITY INTEREST. To secure the Borrowers’ prompt, punctual, and faithful performance of all and each of the Liabilities, each Borrower hereby grants to the Collateral Agent, for the benefit of the Secured Parties as their interests may appear herein, a continuing security interest in and to, and assigns to the Collateral Agent, for the benefit of the Secured Parties as their interests may appear herein the following, and each item thereof, whether now owned or now due, or in which that Borrower has an interest, or hereafter acquired, arising, or to become due, or in which that Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Collateral Agent may in the future be granted a security interest, is referred to herein as the “Collateral”; any of the following terms not defined in this Agreement shall have the meanings attributed thereto in the UCC):

(a)	all Accounts;

(b)	all Inventory;

(c)	all Documents with respect to such Borrower’s Accounts and Inventory;

(d)	all Instruments and Chattel Paper with respect to or arising from the Disposition of such Borrower’s Accounts and Inventory;

(e)	all Letters of Credit and Letter-of-Credit Rights with respect to or arising from the Disposition of each Borrower’s Accounts and Inventory;

(f)	all General Intangibles with respect to such Borrower’s Accounts and Inventory (other than to the extent consisting of trademarks, copyrights, patents or other intellectual property);

(g)	all Deposit Accounts (other than Exempt DDAs);

(h)	all Supporting Obligations with respect to or arising from the Disposition of such Borrower’s Accounts and Inventory;

(i)	all Commercial Tort Claims relating to or arising from the foregoing Collateral;

(j)	all books, records, and information relating to the foregoing Collateral, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained;

(k)	all Securities Accounts containing any cash Proceeds of any of the foregoing; and

(l)	all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Borrower from time to time with respect to any of the foregoing.

i.	Section 8.2 of the Loan Agreement is hereby amended by:

i.	deleting the phrase “is in addition to, and supplemental of, any security interest previously granted by any Borrower to the Collateral Agent and” from clause (a) thereto;

ii.	deleting clause (b) thereof in its entirety and substituting “Reserved” in its stead; and

iii.	adding the phrase “that constitutes Collateral” in the first line of clause (c) thereof immediate after the phrase “acquire a Commercial Tort Claim”.

j.	Section 10.19 of the Loan Agreement is hereby amended by deleting the reference to “July 31, 2010” therein and substituting “February 2, 2013” in its stead.

k.	Section 15.2 of the Loan Agreement is hereby amended by adding the following sentence at the end of clause (a) thereof immediately after sub-clause (iii):

Until the Majority Revolving Credit Lenders otherwise direct the Administrative Agent to cease making Revolving Credit Loans and issuing L/Cs, the Revolving Credit Lenders will fund their Revolving Credit Percentage Commitment of all Revolving Credit Loans and participate in all SwingLine Loans and L/Cs whenever made or issued, which are requested by the Borrowers and which, notwithstanding the failure of the Loan Parties to comply with the provisions of Section 2.5, are agreed to by the Administrative

Agent, provided, however, that the making of any such Revolving Credit Loans or the issuance of any L/Cs shall not be deemed a modification or waiver by any Secured Party of the provisions of Section 2.5 on any future occasion or a waiver of any rights of the Secured Parties as a result of any such failure to comply. The conditions set forth in Section 2.5 are for the sole benefit of the Secured Parties.

l.	Section 19.8 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

19.8. INCREASED COSTS. (a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Revolving Credit Lender (except any reserve requirement reflected in the LIBOR Rate) or the Issuer;

(ii) subject any Secured Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Revolving Credit Lender or the Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or LIBOR Rate Loans made by such Revolving Credit Lender or any L/C or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Revolving Credit Lender of making, converting to, continuing or maintaining any Libor Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Revolving Credit Lender or the Issuer of participating in, issuing or maintaining any L/C (or of maintaining its obligation to participate in or to issue any L/C), or to reduce the amount of any sum received or receivable by such Revolving Credit Lender or the Issuer hereunder (whether of principal, interest or any other amount) then, upon written request of such Revolving Credit Lender or the Issuer (such request to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Loan Parties will pay to such Revolving Credit Lender or the Issuer, as the case may be, such additional amount or amounts as will compensate such Revolving Credit Lender or the Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Revolving Credit Lender or the Issuer determines that any Change in Law affecting such Revolving Credit Lender or the Issuer or any Lending Office of such Revolving Credit Lender or such Revolving Credit Lender’s or the Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Revolving Credit Lender’s or the Issuer’s capital or on the capital of such Revolving Credit Lender’s or the Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Revolving Credit Lender or the Loans made by, or participations in L/Cs or SwingLine Loans held by, such Revolving Credit Lender, or the L/Cs issued by the Issuer, to a level below that which such Revolving Credit Lender or the Issuer or such Revolving Credit Lender’s or the Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Revolving Credit Lender’s or the Issuer’s policies and the policies of such Revolving Credit Lender’s or the Issuer’s holding company with respect to capital adequacy), then, upon written request of such Revolving Credit Lender or Issuer or the Administrative Agent (such request to set out in reasonable detail the facts giving rise to and a summary calculation of such reduction), from time to time the Loan Parties will pay to such Revolving Credit Lender or the Issuer, as the case may be, such additional amount or amounts as will compensate such Revolving Credit Lender or the Issuer or such Revolving Credit Lender’s or the Issuer’s holding company for any such reduction suffered.

m.	Section 19.13(a) of the Loan Agreement is hereby amended by deleting the phrase “Unless otherwise specifically provided for herein,” at the beginning thereof and substituting the following in its stead:

All computations of interest for Base Margin Loans when the Base Rate is determined by Bank of America’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of

n.	Section 19.14(b) of the Loan Agreement is hereby amended by deleting the phrase “and that they cover all assets of each Loan Party” at the end thereof.

o.	Section 19.20 of the Loan Agreement is hereby amended by adding a new clause (e) at the end thereof as follows:

(e) Each Borrower that is a Qualified ECP Guarantor at the time that a guaranty (or deemed guaranty) or the grant of a security interest under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation (or any guaranty thereof), hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of a guaranty of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under its guaranty (or deemed guaranty) of the Liabilities voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until all of the Liabilities have been indefeasibly paid and performed in full. Each such Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

p.	EXHIBIT 2.23 of the Loan Agreement is hereby amended and restated in its entirety as of the First Amendment Effective Date as set forth in Annex A hereto.

5.	Amendment to Guaranty Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 8 hereof, that certain Amended and Restated Guaranty, dated as of November 10, 2010, by the Guarantors in favor of the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), is hereby amended by adding two new paragraphs at the end thereof as follows:

LIMITATION OF LIABILITY: Notwithstanding anything herein to the contrary, the Liabilities guaranteed by the Guarantors under this Guaranty shall not include any Excluded Swap Obligations.

KEEPWELL: Each Guarantor that is a Qualified ECP Guarantor at the time this Guaranty or the grant of a security interest under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Guaranty voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this paragraph shall remain in full force and effect until all of the Liabilities have been indefeasibly paid and performed in full. Each Guarantor intends this paragraph to constitute, and this paragraph shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

6.	Amendment to Security Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 8 hereof, that certain Amended and Restated Security Agreement, dated as of November 10, 2010, by and among the Guarantors and the Collateral (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), is hereby amended as follows:

a.	Section 2.1 of the Security Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

2.1. GRANT OF SECURITY INTEREST. To secure each Guarantor’s prompt, punctual, and faithful performance of all and each of the Liabilities and the obligations of each Guarantor under the 2010 Guaranty, each Guarantor hereby grants to the Agent, for the benefit of the Agent and the other Secured Parties, a continuing security interest in and to, and assigns to the Agent, for the benefit of the Agent and the other Secured Parties, the following, and each item thereof, whether now owned or now due, or in which such Guarantor has an interest, or hereafter acquired, arising, or to become due, or in which such Guarantor obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Agent may in the future be granted a security interest, is referred to herein as the “Collateral”):

(a)	all Accounts;

(b)	all Inventory;

(c)	all Documents with respect to such Guarantor’s Accounts and Inventory;

(d)	all Instruments and Chattel Paper with respect to or arising from the Disposition of such Guarantor’s Accounts and Inventory;

(e)	all Letters of Credit and Letter-of-Credit Rights with respect to or arising from the Disposition of each Guarantor’s Accounts and Inventory;

(f)	all General Intangibles with respect to such Guarantor’s Accounts and Inventory (other than to the extent consisting of trademarks, copyrights, patents or other intellectual property);

(g)	all Deposit Accounts (other than Exempt DDAs);

(h)	all Supporting Obligations with respect to or arising from the Disposition of such Guarantor’s Accounts and Inventory;

(i)	all Commercial Tort Claims relating to or arising from the foregoing Collateral;

(j)	all books, records, and information relating to the foregoing Collateral, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained;

(k)	all Securities Accounts containing any cash Proceeds of any of the foregoing; and

(l)	all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Guarantor from time to time with respect to any of the foregoing.

b.	Section 2.2 of the Security Agreement is hereby amended by:

i.	deleting the phrase “is in addition to, and supplemental of, any security interest previously granted by the Guarantors to the Agent and” from clause (a) thereto;

ii.	deleting clause (b) thereof in its entirety and substituting “Reserved” in its stead; and

iii.	adding the phrase “that constitutes Collateral” in the first line of clause (c) thereof immediate after the phrase “acquire a Commercial Tort Claim”.

c.	Section 6.7(b) of the Security Agreement is hereby amended by deleting the phrase “and that they cover all assets of the Guarantors” at the end thereof.

7.	Termination of Pledge Agreements and IP Security Documents. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 8 hereof, as of the date hereof, the documents set forth below in this Section 7 shall be terminated and be of no further force and effect (except for provisions of any such documents that by their own terms survive the termination thereof), the parties thereto shall have no further rights and obligations thereunder, and the Collateral Agent hereby releases all Collateral Interests granted to it for the benefit of the Secured Party pursuant to the terms thereof:

a.	Amended and Restated Pledge Agreement dated as of November 10, 2010, by and among Destination XL Group, Inc. (f/k/a Casual Male Retail Group, Inc.) and the Collateral Agent.

b.	Amended and Restated Guarantor Pledge Agreement dated as of November 10, 2010, by and among Casual Male Store, LLC, Casual Male RBT, LLC, CMRG Holdco, LLC, CMRG Apparel Management, Inc., CMXL Apparel, LP, and the Collateral Agent.

c.	Amended and Restated Trademark and Trademark Applications Security Agreement dated as of November 10, 2010, by and between CMRG Apparel, LLC and the Collateral Agent.

d.	Copyright and Copyright Applications Security Agreement dated as of November 10, 2010, by and between CMRG Apparel, LLC and the Collateral Agent.

e.	Patent and Patent Applications Security Agreement dated as of November 10, 2010, by and between CMRG Apparel, LLC and the Collateral Agent.

8.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of, or waived by, the Administrative Agent and the Revolving Credit Lenders:

a.	This Amendment shall have been duly executed and delivered by the Borrowers, the Borrowers’ Representative, the Guarantors, and the Revolving Credit Lenders. The Administrative Agent shall have received a fully executed original or .pdf copy hereof.

b.	Each Revolving Credit Lender that so requests shall have a received a Revolving Credit Note duly executed and delivered by each Borrower in the full amount of such Revolving Credit Lender’s Revolving Credit Dollar Commitment as of the date hereof.

c.	The Administrative Agent shall have a received a fully executed copy of a perfection certificate in form and substance satisfactory to it with respect to the Borrowers’ Representative and its subsidiaries dated as of the date hereof.

d.	All action on the part of each Loan Party necessary for the valid execution, delivery and performance by such Loan Party of this Amendment shall have been duly and effectively taken.

e.	The Borrowers shall have paid the amounts set forth in the Fee Letter dated May 30, 2013.

f.	There shall not have occurred a material adverse change (x) in the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrowers’ Representative and its subsidiaries, taken as a whole, since February 2, 2013, or (y) in the facts and information regarding such entities as represented by such entities to date.

g.	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

h.	The Revolving Credit Lenders shall have received satisfactory evidence that the Administrative Agent (for the benefit of the Secured Parties) shall have a valid and perfected first priority lien and security interest in the Collateral to secure all Liabilities under the Loan Documents as amended hereby, including, without limitation, results of UCC searches with respect to each Loan Party satisfactory to the Administrative Agent and Revolving Credit Lenders.

i.	No action, suit, investigation or proceeding shall be pending or, to the knowledge of the Borrowers, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to (x) have a material adverse effect on the business, assets, properties, liabilities (actual and contingent), operations, condition (financial or otherwise) or prospects of the Borrowers’ Representative and its subsidiaries, taken as a whole, (y) adversely affect the ability of any Borrower or any Guarantor to perform its obligations under the Loan Documents, or (z) adversely affect the rights and remedies of the Administrative Agent or the Revolving Credit Lenders under the Loan Documents.

j.	The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, all such opinions of counsel or certifications as it may reasonably request.

9.	Loan Document. This Amendment shall constitute a Loan Document for all purposes.

10.	Binding Effect. The terms and provisions hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of each Agent and each Revolving Credit Lender and their respective successors and assigns.

11.	Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and which together shall constitute but one and the same instrument. The delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission shall be as effective as delivery of a manually executed counterpart.

12.	Severability. Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

13.	Headings. The headings at various places in this Amendment are intended for convenience only and shall not affect the interpretation of this Amendment.

14.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written and is intended to take effect as a sealed instrument.

BORROWERS:

DESTINATION XL GROUP, INC. (f/k/a Casual Male Retail Group, Inc.), as a Borrower

By	/S/ DAVID A. LEVIN
Name:	David A. Levin
Title:	President and CEO

CMRG APPAREL, LLC, as a Borrower

By	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

BORROWERS’ REPRESENTATIVE:

DESTINATION XL GROUP, INC. (f/k/a Casual Male Retail Group, Inc.), as Borrowers’ Representative

By	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

[Signature Page to First Amendment]

GUARANTORS:

CASUAL MALE CANADA INC.

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CAPTURE, LLC

By: Casual Male Store, LLC, its sole Member

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CASUAL MALE STORE, LLC

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CASUAL MALE RETAIL STORE, LLC

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CASUAL MALE DIRECT, LLC

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

[Signature Page to First Amendment]

CASUAL MALE RBT, LLC

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CASUAL MALE RBT (U.K.) LLC

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CANTON PL LIQUIDATING CORP.

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

THINK BIG PRODUCTS LLC

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CMXL APPAREL, LP

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CMRG HOLDCO, LLC

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

[Signature Page to First Amendment]

CMRG APPAREL MANAGEMENT, INC.

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

CASUAL MALE (EUROPE) LLC

By:	/S/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer and Secretary

[Signature Page to First Amendment]

AGENTS:

BANK OF AMERICA, N.A., as Administrative Agent, as Collateral Agent, and as a Revolving Credit Lender

By:	/S/ DAVID VEGA
Name:	David Vega
Title:	Managing Director

[Signature Page to First Amendment]

REVOLVING CREDIT LENDERS:

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender

By:	/S/ NISHA GUPTA
Name:	Nisha Gupta
Title:	Authorized Officer

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender

By:	/S/ CONNIE LIU
Name:	Connie Liu
Title:	Director

[Signature Page to First Amendment]

ANNEX A

Exhibit 2.23

Revolving Credit Lenders’ Commitments

Revolving Credit Lender	Revolving Credit Dollar Commitment	Revolving Credit Percentage Commitment
Bank of America, N.A.	$50,000,000	50.000000000%
JPMorgan Chase Bank, N.A.	$25,000,000	25.000000000%
Wells Fargo Bank, National Association	$25,000,000	25.000000000%
Total	$100,000,000	100%

Annex A